EXHIBIT 99.1

Renavotio, Inc. (OTCBB:RIII) Announces Improvement to Capital Structure and Expanded Investor Outreach

Tulsa, Ok- (Newsfile Corp. – December 18, 2020) – Renavotio, Inc. (OTCQB: RIII), (“Renavotio,” or the “Company”) today announced that the Company has made payments due on two of its convertible notes, to Adar Alef, LLC and Firstfire Global Opportunities Fund, LLC.  Making these payments prevents conversion rights from being exercised on this debt, represent important steps in amortizing these loans, and improves the Company’s capital structure.

Additionally, Renavotio has engaged two consulting firms to assist in building investor awareness relating to the Company’s growth objectives, business strategy, and upcoming milestones, Atlanta Capital Partners, LLC to provide financial advisory, strategic business planning, and corporate communication services and Robert Sullivan to provide broadcast, communication, and consulting services.

“These efforts by Renavotio are designed to strengthen the Company’s Balance Sheet and to expand shareholder  awareness campaigns through interviews, investment shows and active investor engagement.  As we move into 2021, we continue our commitment to building a strong operating Company focused on unique opportunities in the infrastructure, utility construction and management,  and medical protective equipment markets, to position the Company for strong future growth,” said William “Billy” Robinson, CEO of Renavotio.

ABOUT REVAVOTIO, INC.

Renavotio’s business focuses on three unique infrastructure opportunities, including medical protective equipment, 5G, utility construction, utility management, IoT, water, waste management technology, and related industries. www.renavotio.com

The Company’s wholly owned subsidiary, Renavotio Infratech, Inc. (“RII”), includes business and acquisition strategies concentrating on medical protective equipment and infrastructure with utility construction and consulting/operational agreements with small towns or county CO-OPS that operate their own water and sewer systems, providing long-term savings, utilizing smart-utility monitoring, and dedicated engineering and service personnel. These platforms capture utility data from hand-held GPS devices or in-place sensors, with planned use of drones to identify waste contamination, leak detection, and topographic underground utility installation planning. RII’s wholly owned subsidiary, Utility Management Corp, is a holding company focused on infrastructure, 5G, utility construction, utility management, IoT, water and waste management technology, and related industries. Utility Management Corp’s subsidiary, Utility Management and Construction (UMCCO), is an engineering and smart utility management company that provides a one-stop solution to rural communities to reduce the consumption of electricity, natural gas, and water utilities for commercial, industrial and municipal end users. UMCCO’s unique approach creates immediate bottom-line savings for its clients, by providing engineering, planning, permitting and installation through their second wholly owned subsidiary, Cross-Bo Construction, which specializes in water, sewer, Telcom, and 5G design and installation, establishing a long-term value proposition while also achieving respective sustainability goals. www.umcco.com

1

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION:

This news release includes certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities and Exchange Act of 1934, as amended. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable, are subject to known and unknown risks, uncertainties, and other factors may cause the actual results and future events to differ materially from those expressed or implied by such forward-looking statements. Such factors include general business, economic, competitive, regulatory, capital markets, political and social uncertainties. There can be no assurance that such statements will prove to be accurate, as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements. No information in this news release should be construed as any indication whatsoever of the Company’s future stock price, revenues, or results of operations. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

IR Contact :
Renavotio, Inc.

601 South Boulder Ave.

Suite 600

Tulsa, OK 74119
Email Contact: brobinson@renavotio.com
Telephone: 1-888-928-1312

Skyline Corporate Communications Group, LLC
Lisa Gray, Senior Account Manager

One Rockefeller Plaza, 11th Floor
New York, NY 10020
Office: (646) 893-5835
Email: lisa@skylineccg.com

James S. Painter III
Emerging Markets Consulting, LLC
390 North Orange Avenue, Suite 2300
Orlando, FL, US, 32801

48 Wall Street Suite 1100
NY, NY 10005
Office 321-206-6682
Mobile 407-340-0226
Fax 352-429-0691
skype ID james. painter47

www.emergingmarketsllc.com

2